Prepaid Expenses And Other Current Assets - Summary of Prepaid Expenses and Other Current Assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Vendor advances		$ 473	$ 507
IT services and other office expenses		157	50
Insurance		107	41
Other		56	60
Total prepaids and other current assets	$ 6,506	$ 793	$ 658